UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2006

INTEGRITY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in its charter)

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (701) 852-5292

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On October 11, 2006, Integrity Mutual Funds, Inc. (the "Company") issued a $950,000 convertible promissory note to PawnMart, Inc., a Nevada corporation, in a private placement.  The unsecured note carries an interest rate of 6.5% per annum, payable semi-annually, and matures on October 15, 2016.  The holder of the note has the right, at any time after October 15, 2009, to convert the note in whole or in part, into $0.0001 par value common shares of the Company.  The conversion price shall be equal to $0.50 per share.  The entire principal amount of this note shall be automatically converted into common shares at the conversion price on October 15, 2016.

Upon the occurrence of certain events, the holder of the note may declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company.  These events include default in the payment of principal or interest, a material breach by the Company of any of the covenants of the note, bankruptcy or insolvency, or upon the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, dissolution, or similar relief under any statute, law or regulation.

The issuance of the convertible promissory note was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See discussion in Item 1.01 above regarding the issuance of the Company's convertible promissory note.

Item 3.02 - Unregistered Sales of Equity Securities

See discussion in Item 1.01 above regarding the issuance of the Company's convertible promissory note.

Item 9.01 - Financial Statements and Exhibits

                (c)           Exhibits

                                4.1           Form of Convertible Promissory Note

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                INTEGRITY MUTUAL FUNDS, INC.

                                                                                                                By:    /s/ Robert E. Walstad

                                                                                                                                Robert E. Walstad
                                                                                                                                Chief Executive Officer,
                                                                                                                                Chairman & Director

Dated:  October 13, 2006